[ARTHUR ANDERSEN LLP LETTERHEAD]



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1999 included or incorporated by reference in this

  Annual Report on Form 10-K into Georgia-Pacific Corporation's previously filed

  Registration Statement No. 2-93184; Registration Statement No. 2-99381;

  Registration Statement No. 2-97165; Registration Statement No. 2-99380;

  Registration Statement No. 2-76072; Registration Statement No. 2-68688;

  Registration Statement No. 33-5964; Registration Statement No. 33-16528;

  Registration Statement No. 33-18482; Registration Statement No. 33-21018;

  Registration Statement No. 33-23776; Registration Statement No. 33-25446;

  Registration Statement No. 33-26985; Registration Statement No. 33-11341;

  Registration Statement No. 33-37930; Registration Statement No. 33-38561;

  Registration Statement No. 33-48331; Registration Statement No. 33-48329;

  Registration Statement No. 33-48330; Registration Statement No. 33-34810;

  Registration Statement No. 33-39693; Registration Statement No. 33-43453;

  Registration Statement No. 33-45892; Registration Statement No. 33-48041;

  Registration Statement No. 33-51182; Registration Statement No. 33-52815;

  Registration Statement No. 33-52823; Registration Statement No. 33-62498;

  Registration Statement No. 33-58664; Registration Statement No. 33-65208;

  Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to

Registration Statement No. 2-64516; Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan), and Post-Effective Amendment

  No. 7 (with respect to the Savings and Capital Growth Plan) to Registration

  Statement No. 2-53427; Registration Statement No. 33-59057; Registration

  Statement No. 33-60933; Registration Statement No. 33-60127; Registration

  Statement No. 33-64673; Registration Statement No. 333-01785; Registration

  Statement No. 333-35793; Registration Statement No. 333-35813; Registration

  Statement No. 333-42597; and Registration Statement No. 333-61665.



  /s/Arthur Andersen LLP

  -------------------------------------

  ARTHUR ANDERSEN LLP



  Atlanta, Georgia

  March 18, 1999







































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